INVESCO CONSTELLATION FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-1424
SERIES NO.:         2

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                   88,127
      2   Number of shares outstanding of a second class
          of open-end company shares (000's Omitted)
          Class B                                    2,537
          Class C                                    3,667
          Class R                                      287
          Class Y                                      506
          Class R5                                      90
74V.  1   Net asset value per share (to nearest cent)
          Class A                                  $ 25.93
      2   Net asset value per share of a second class of
          open-end company shares (to nearest cent)
          Class B                                  $ 22.90
          Class C                                  $ 22.89
          Class R                                  $ 25.41
          Class Y                                  $ 26.17
          Class R5                                 $ 29.14

INVESCO CHARTER FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-1424
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 41,613
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $    332
           Class C                                                                          $    665
           Class R                                                                          $    616
           Class S                                                                          $    241
           Class Y                                                                          $  4,771
           Class R5                                                                         $  5,364
           Class R6                                                                         $  1,441
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                            0.1865
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                            0.0464
           Class C                                                                            0.0464
           Class R                                                                            0.1402
           Class S                                                                            0.2047
           Class Y                                                                            0.2320
           Class R5                                                                           0.2624
           Class R6                                                                           0.2770
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           214,224
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                             6,037
           Class C                                                                            13,649
           Class R                                                                             4,028
           Class S                                                                             1,132
           Class Y                                                                            19,951
           Class R5                                                                           19,457
           Class R6                                                                            5,434
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $  20.05
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $  19.25
           Class C                                                                          $  19.30
           Class R                                                                          $  19.91
           Class S                                                                          $  20.06
           Class Y                                                                          $  20.12
           Class R5                                                                         $  20.64
           Class R6                                                                         $  20.64

INVESCO DIVERSIFIED DIVIDEND FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-1424
SERIES NO.:         18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 25,178
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $    203
           Class C                                                                          $    948
           Class R                                                                          $    414
           Class Y                                                                          $  2,358
           Investor Class                                                                   $ 14,653
           Class R5                                                                         $  9,561
           Class R6                                                                         $  1,892
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $ 0.1328
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $ 0.0791
           Class C                                                                          $ 0.0789
           Class R                                                                          $ 0.1162
           Class Y                                                                          $ 0.1507
           Investor Class                                                                   $ 0.1343
           Class R5                                                                         $ 0.1543
           Class R6                                                                         $ 0.1595
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           200,660
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                             2,354
           Class C                                                                            13,560
           Class R                                                                             4,954
           Class Y                                                                            20,325
           Investor Class                                                                    113,910
           Class R5                                                                           71,838
           Class R6                                                                           14,178
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $  15.38
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $  15.22
           Class C                                                                          $  15.20
           Class R                                                                          $  15.42
           Class Y                                                                          $  15.40
           Investor Class                                                                   $  15.37
           Class R5                                                                         $  15.38
           Class R6                                                                         $  15.38

INVESCO SUMMIT FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :       811-1424
SERIES NO.:         19

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $     44
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class P                                                                          $  4,973
           Class S                                                                          $     11
           Class Y                                                                          $      2
           Class R5                                                                         $      1
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                            0.0233
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class P                                                                            0.0421
           Class S                                                                            0.0371
           Class Y                                                                            0.0573
           Class R5                                                                           0.0744
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                             1,655
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                65
           Class C                                                                               165
           Class P                                                                           112,136
           Class S                                                                               286
           Class Y                                                                                33
           Class R5                                                                                7
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $  14.18
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $  13.67
           Class C                                                                          $  13.64
           Class P                                                                          $  14.25
           Class S                                                                          $  14.20
           Class Y                                                                          $  14.20
           Class R5                                                                         $  14.21